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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 16, 1999


                             PARTY CITY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                   0-27826             22-3033692
           ----------------           --------------       ---------------
(State or other jurisdiction of  (Commission File Number)  (IRS Employer Identi-
        incorporation)                                          fication No.)

400 Commons Way, Bldg. C
Rockaway, New Jersey                                                  07866
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)




                                 (973) 983-0888
                              -------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed from last report)



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Item 5.       Other Events.
              ------------

On August 17, 1999 Party City Corporation (the "Company" or "Party City") announced that it had received $30 million in financing from a group of new investors (the "Investors") led by Tennenbaum & Co., LLC, a Los Angeles-based investment firm, and that the Company had reached separate agreements with its existing bank group and a group consisting of many of its trade vendors.

The Company received an infusion of $30 million from the proceeds from the sale of senior secured notes and warrants pursuant to separate securities purchase agreements (the "Securities Purchase Agreements") with the Investors, each dated as of August 16, 1999. Pursuant to these Securities Purchase Agreements, the Company issued (i) $10,000,000 in aggregate principal amount of its 12.5% Secured Notes due 2003 (the "A Notes"); (ii) $5,000,000 in aggregate principal amount of its 13.0% Secured Notes due 2003 (the "B Notes"); (iii) $5,000,000 in aggregate principal amount of its 13.0% Secured Notes due 2002 (the "C Notes");
(iv) $10,000,000 in aggregate principal amount of its 14.0% Secured Notes due 2004 (the "D Notes" and, and together with the A Notes, the B Notes and the C Notes, the "Notes"); and (v) warrants (the "Warrants") to purchase 6,880,000 shares of the Company's Common Stock, par value $0.01 per share; (the "Common Stock") at an initial exercise price of $3.00 per share.

Up to $15 million of the Notes are secured by a shared first lien and and all of the Notes are secured by a second lien on all of the Company's assets.

The Company issued the Warrants in connection with the sale of the C Notes and the D Notes. The Warrants may be exercised at any time before 5:00 p.m. (New York City time) on August 16, 2006. The shares of Common Stock reserved for issuance under the Warrants represent 35% of the shares of Common Stock outstanding after giving effect to the exercise of the Warrants. The form of warrant is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The forms of Notes are attached hereto as Exhibits 4.2, 4.3, 4.4 and
4.5 and are incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the Securities Purchase Agreements, a form of which is attached hereto as Exhibit
4.6 and is incorporated herein by reference.

The Company also entered into an Investor Rights Agreement (the "Investor Rights Agreement") with the Investors and certain stockholders and/or optionholders of the Company, pursuant to which the Company granted registration rights with respect to shares of Common Stock. The Company has agreed to nominate two individuals to its Board of Directors designated by the Investors. Under the Investor Rights Agreement, the Investors agree that they will not, without the prior written consent of the Board of Directors, (i) acquire or agree to acquire, publicly offer or make any public proposal with respect to the possible acquisition of (a) beneficial ownership of any securities of the Company, (b) any substantial part of the Company's assets, or (c) any rights or options to acquire any of the foregoing from any person; (ii) make or in any way participate in



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any "solicitation" of "proxies" (as such terms are defined in the rules of the
Securities Exchange Act of 1934, as amended) to vote, or seek to advise or influence any person with respect to the voting of any voting securities of the Company; or (iii) make any public announcement with respect to any transaction between the Company or any of its securities holders and the Investors, including without limitation, any tender or exchange offer, merger or other business combination of a material portion of the assets of the Company. These standstill provisions terminate if (a) the Company's Consolidated EBITDA (as such term is defined in the Securities Purchase Agreements) for the year ended December 31, 1999 is less than $22 million or (b) the Company's Consolidated EBITDA for the year ended December 31, 2000 is less than $32 million. The foregoing description is qualified in its entirety by reference to the Investor Rights Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the equity financing, the Company also entered into a Standstill and Forbearance Agreement (the "Bank Forbearance Agreement") with its existing bank lenders. Pursuant to the Bank Forbearance Agreement, the Banks, have agreed not to exercise rights and remedies based upon any existing defaults until June 30, 2000 unless an event of default occurs. The Company has agreed to reduce its outstanding bank borrowings from the $54 million currently outstanding to $15 million by October 30, 1999, to increase the interest rate on its bank debt, and to pay a restructuring fee. The foregoing description is qualified in its entirety by reference to the Bank Forbearance Agreement which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Party City's trade vendors representing approximately $30 million of trade debt have also entered into an agreement with the Company. Pursuant to a Vendor Standstill and Forbearance Agreement ("Vendor Forbearance Agreement"), these trade vendors agreed to forbear from taking any action against Party City until January 15, 2000, unless an event of default occurs. The trade vendors will receive promissory notes from Party City representing one-third of their unpaid signatory claims as of May 1, 1999. These notes will bear interest at a rate of 10% per annum and mature on November 15, 1999. Interest on the notes is due on January 15, 2000, unless the bank debt is refinanced before then.

Separately, certain seasonal trade vendors have agreed to extend certain credit to Party City for 30% of purchases for the Halloween, Thanksgiving and year-end holiday season. Vendors that have agreed to extend credit will receive a shared lien on the Company's inventory for the amount of the credit. The foregoing description is qualified in its entirety by reference to the Vendor Forbearance Agreement which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

The Company also announced that John Oberdorf resigned as a director and that two representatives of the noteholders, Howard Levkowitz and Matthew R. Kahn, have joined the Board of Directors. Mr. Levkowitz, a principal of Tennenbaum & Co., LLC, was previously a transactional attorney with Dewey Ballantine LLP. Mr. Kahn, President of GB Equity Partners, LLC, was previously a Managing Director of Gordon Brothers Group, Chief Financial Officer of Joseph A. Bank Clothiers, Inc. and Senior Financial Officer of Nature Food Centres, Inc.



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The Company also indicated that its audit was expected to be completed by
September 30, 1999. The audit will cover the 18-month period ended July 3, 1999.

A copy of the press release announcing the foregoing transactions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (a)     Financial statements of business acquired: None

            (b)     Pro forma financial information: None

            (c)     Exhibits:

            4.1     Form of Warrant.

            4.2     Form of A Note.

            4.3     Form of B Note.

            4.4     Form of C Note.

            4.5     Form of D Note.

            4.6 Form of Securities Purchase Agreement, dated as of August 16, 1999, by and between Party City Corporation and the Purchasers identified therein.

            10.1 Investor Rights Agreement, dated as of August 16, 1999, by and among Party City Corporation, each of the persons set forth on the Schedule of Investors attached thereto and certain stockholders and/or optionholders of Party City Corporation identified on the Schedule of Company Stockholders attached thereto.

            10.2 Standstill and Forbearance Agreement, dated as of August 16, 1999, by and among Party City Corporation, Party City Michigan, Inc., PNC Bank, National Association, as agent, PNC Bank, National Association, The Chase Manhattan Bank, National City of Pennsylvania, Fleet Bank, N.A. and LaSalle Bank, N.A.

            10.3 Vendor Forbearance and Standstill Agreement, dated as of August 16, 1999, by and among Party City Corporation and each of the vendors on the signature pages thereto.

            99.1 Press Release issued by Party City Corporation on August 17, 1999.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PARTY CITY CORPORATION



                                     By:   /s/ Jack Futterman
                                           ------------------------------------
                                           Chairman and Chief Executive Officer





Date:  August 24, 1999



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                             EXHIBIT INDEX
                             --------------


Exhibit
Number                        Description
-------                       -----------

4.1                          Form of Warrant.

4.2                          Form of A Note.

4.3                          Form of B Note.

4.4                          Form of C Note.

4.5                          Form of D Note.

4.6 Form of Securities Purchase Agreement, dated as of August 16, 1999, by and between Party City Corporation and the Purchasers identified therein.

10.1 Investor Rights Agreement, dated as of August 16, 1999, by and among Party City Corporation, each of the persons set forth on the Schedule of Investors attached thereto and certain stockholders and/or optionholders of Party City Corporation identified on the Schedule of Company Stockholders attached thereto.

10.2 Standstill and Forbearance Agreement, dated as of August 16, 1999, by and among Party City Corporation, Party City Michigan, Inc., PNC Bank, National Association, as agent, PNC Bank, National Association, The Chase Manhattan Bank, National City of Pennsylvania, Fleet Bank, N.A. and LaSalle Bank, N.A.

10.3 Vendor Forbearance and Standstill Agreement, dated as of August 16, 1999, by and among Party City Corporation and each of the vendors on the signature pages thereto.

99.1 Press Release issued by Party City Corporation on August 17, 1999.